Exhibit 4.1

Execution Version

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this “Agreement”), dated as of April 20, 2017, is by and among Parsley Energy, Inc., a Delaware corporation (the “Company”), each of the other parties listed on the signature pages attached hereto (the “Initial Holders”), and the other Holders from time to time parties hereto.

RECITALS:

WHEREAS, this Agreement is being entered into pursuant to the Contribution Agreement, dated as of February 7, 2017, by and among Double Eagle Energy Permian Operating LLC, a Delaware limited liability company, Double Eagle Energy Permian LLC, a Delaware limited liability company, Double Eagle Energy Permian Member LLC, a Delaware limited liability company, Parsley Energy, LLC, a Delaware limited liability company (“PE LLC”), the Company and the Contributor Representative named therein (the “Contribution Agreement”);

WHEREAS, in connection with closing of the transactions contemplated by the Contribution Agreement, on the date hereof (i) PE LLC is issuing to the Initial Holders 39,848,518 PE Units (such PE Units, the “Units”) in the aggregate and (ii) the Company is issuing to the Initial Holders 39,848,518 shares of Class B Common Stock (such shares of Class B Common Stock, the “Class B Shares”) in the aggregate; and

WHEREAS, pursuant to the PE LLC Agreement, the PE Units (together with the same number of shares of Class B Common Stock) may be exchanged for an equivalent number of shares of Class A Common Stock;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

As used herein, the following terms shall have the following respective meanings:

“Adoption Agreement” means an Adoption Agreement in the form attached hereto as Exhibit A.

“Affiliate” means (a) as to any Person, other than an individual Holder, any other Person who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person and (b) as to any individual, (i) any Relative of such individual, (ii) any trust whose primary beneficiaries are one or more of such individual and such individual’s Relatives, (iii) the legal representative or guardian of such individual or any of such individual’s Relatives if one has been appointed and (iv) any Person controlled by one or more of such individual or any Person referred to in clauses (i), (ii) or (iii) above. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. For the avoidance of doubt, for purposes of this Agreement, (a) (i) the Company, on the one hand, and the Holders, on the other hand, shall not be considered Affiliates and (ii) any fund, entity or account managed, advised or sub-advised, directly or indirectly, by a Holder or any of its Affiliates, shall be considered an Affiliate of such Holder and (b) with respect to any fund, entity or account managed, advised or sub-advised directly or indirectly, by any Holder or any of its Affiliates, the direct or indirect equity owners thereof, including limited partners of any Holder or any Affiliate thereof, shall be considered an Affiliate of such Holder.

“Agreement” has the meaning set forth in the introductory paragraph.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the State of Texas or the State of New York are authorized or required to be closed by law or governmental action.

“Class A Common Stock” means the Class A common stock of the Company, par value $0.01 per share.

“Class A Shares” means the shares of Class A Common Stock issuable upon exchange of the Units and the Class B Shares pursuant to the terms of the PE LLC Agreement.

“Class B Common Stock” means the Class B common stock of the Company, par value $0.01 per share.

“Class B Shares” has the meaning set forth in the recitals.

“Commission” means the Securities and Exchange Commission or any successor governmental agency.

“Company” has the meaning set forth in the introductory paragraph.

“Company Securities” has the meaning set forth in Section 2.4(c)(i).

“Contribution Agreement” has the meaning set forth in the recitals.

“Effectiveness Period” has the meaning set forth in Section 2.1(c).

“Indemnified Party” has the meaning set forth in Section 3.3.

“Indemnifying Party” has the meaning set forth in Section 3.3.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” means any record holder of Registrable Securities; provided, that a record holder of Units and Class B Shares that may be exchanged for Registrable Securities shall be deemed to be the record holder of such Registrable Securities issuable upon such exchange for purposes of this definition and all other references in this Agreement to holding or owning Registrable Securities.

“Lock-Up Expiration Date” means the date that is 91 days after the date hereof.

“Lock-Up Restrictions” has the meaning set forth in Section 5.1(a).

“Losses” has the meaning set forth in Section 3.1.

“Majority Holders” shall mean, at any time, the Holder or Holders of more than fifty percent (50%) of the Registrable Securities at such time; provided, at such time as any Affiliate(s) of Post Oak Energy Capital L.P. beneficially own in excess of 20% of the Registrable Securities, “Majority Holders” shall also mean such affiliate(s) of Post Oak Energy Capital L.P.

“Managing Underwriter” means, with respect to any Underwritten Offering, the lead book-running manager(s) of such Underwritten Offering.

“Minimum Number of Registrable Securities” means 500,000 Registrable Securities; provided, however, that such number of Registrable Securities shall be appropriately adjusted in connection with any event described in Section 6.4.

“PE LLC” has the meaning set forth in the introductory paragraph.

“PE LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of PE LLC, dated as of April 20, 2017, as it may be amended and/or restated from time to time.

“PE Units” means Units (as defined in the PE LLC Agreement) of PE LLC having such rights, privileges and preferences of the “Units” as set forth in the PE LLC Agreement.

“Permitted Transferee” means (a) with respect to any Initial Holder, any of the partners, shareholders or members of such Initial Holder or any trust, family partnership or family limited liability company, the sole beneficiaries, partners or members of which are such Initial Holder or Relatives of such Initial Holder and (b) any Affiliate of a Holder, in each case provided that such Transferee has delivered to the Company a duly executed Adoption Agreement.

“Person” means any individual, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Piggybacking Holder” has the meaning set forth in Section 2.4(a).

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“Piggyback Underwritten Offering” has the meaning set forth in Section 2.4(a).

“Registrable Securities” shall mean (a) the Class A Shares and (b) any securities issued or issuable with respect to the Class A Shares by way of distribution or in connection with any reorganization or other recapitalization, merger, consolidation or otherwise; provided, however, that a Registrable Security shall cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has become effective under the Securities Act and such Registrable Security has been disposed of pursuant to such Registration Statement, (ii) such Registrable Security (or the Unit and Class B Share exchangeable for such Registrable Security) is disposed of under Rule 144 under the Securities Act or any other exemption from the registration requirements of the Securities Act as a result of which the legend on any certificate or book-entry notation representing such Registrable Security (or such Unit and Class B Share) restricting transfer of such Registrable Security (or such Unit and Class B Share) has been removed, or (iii) such Registrable Security (or Unit and Class B Share exchangeable for such Registrable Security) has been sold or disposed of in a transaction in which the Transferor’s rights under this Agreement are not assigned to the Transferee pursuant to Section 5.3; and provided, further, that any security that has ceased to be a Registrable Security shall not thereafter become a Registrable Security and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities shall not be a Registrable Security.

“Registration Expenses” means all expenses incurred by the Company in complying with Article II, including, without limitation, all registration and filing fees, printing expenses, road show expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc., and fees of transfer agents and registrars, but excluding any Selling Expenses.

“Registration Statement” means any registration statement of the Company filed or to be filed with the Commission under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Relative” means, with respect to any natural person: (a) such natural person’s spouse, (b) any lineal descendant, parent, grandparent, great grandparent or sibling or any lineal descendant of such sibling (in each case whether by blood or legal adoption), and (c) the spouse of a natural person described in clause (b) of this definition.

“Requesting Holder” has the meaning set forth in Section 2.2(a).

“Requesting Holder Securities” has the meaning set forth in Section 2.2(c)(i).

“Section 2.2 Maximum Number of Shares” has the meaning set forth in Section 2.2(b).

“Section 2.4 Maximum Number of Shares” has the meaning set forth in Section 2.4(c).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to any rule under the Securities Act shall be deemed to refer to any similar or successor rule or regulation.

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“Selling Expenses” means all (a) underwriting fees, discounts and selling commissions allocable to the sale of Registrable Securities, (b) transfer taxes allocable to the sale of the Registrable Securities, (c) costs or expenses related to any roadshows conducted in connection with the marketing of any Shelf Underwritten Offering, and (d) fees and expenses of counsel engaged by any Holders (subject to Article III).

“Selling Holder” means a Holder selling Registrable Securities pursuant to a Registration Statement.

“Shelf Piggybacking Holder” has the meaning set forth in Section 2.2(b).

“Shelf Registration Statement” has the meaning set forth in Section 2.1(a).

“Shelf Underwritten Offering” has the meaning set forth in Section 2.2(a).

“Shelf Underwritten Offering Request” has the meaning set forth in Section 2.2(a).

“Suspension Period” has the meaning set forth in Section 2.3.

“Transfer” means any offer, sale, pledge, encumbrance, hypothecation, entry into any contract to sell, grant of an option to purchase, short sale, assignment, transfer, exchange, gift, bequest or other disposition, direct or indirect, in whole or in part, by operation of law or otherwise. “Transfer,” when used as a verb, and “Transferee” and “Transferor” have correlative meanings.

“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which shares of Class A Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public.

“Underwritten Offering Filing” means (a) with respect to a Shelf Underwritten Offering, a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to the Shelf Registration Statement relating to such Shelf Underwritten Offering, and (b) with respect to a Piggyback Underwritten Offering, (i) a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to an effective shelf Registration Statement (other than the Shelf Registration Statement) in which Registrable Securities could be included and Holders could be named as selling security holders without the filing of a post-effective amendment thereto (other than a post-effective amendment that becomes effective upon filing) or (ii) a Registration Statement (other than the Shelf Registration Statement), in each case relating to such Piggyback Underwritten Offering.

“WKSI” means a well-known seasoned issuer (as defined in Rule 405 under the Securities Act).

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ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Shelf Registration.

(a) The Company shall, as soon as practicable after the date hereof, but in any event within 10 Business Days after the date hereof, file a Registration Statement (the “Shelf Registration Statement”) under the Securities Act to permit the public resale of all the Registrable Securities by the Holders from time to time as permitted by Rule 415 under the Securities Act and shall use commercially reasonable efforts to cause such Registration Statement to become or be declared effective as soon as practicable after the filing thereof, including by filing an automatic shelf registration statement that becomes effective upon filing with the Commission in accordance with Rule 462(e) under the Securities Act to the extent the Company is then a WKSI, but in any event no later than the Lock-Up Expiration Date. Following the effective date of the Shelf Registration Statement, the Company shall notify the Holders of the effectiveness of such Registration Statement.

(b) The Shelf Registration Statement shall be on Form S-3 or, if Form S-3 is not then available to the Corporation, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities and shall contain a prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar rule adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. The Shelf Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to the Holders and requested by the Majority Holders.

(c) The Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities by the Holders until all of the Registrable Securities have ceased to be Registrable Securities or the earlier termination of this Agreement (as to all Holders) pursuant to Section 6.1 (the “Effectiveness Period”).

(d) When effective, the Shelf Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in the Shelf Registration Statement, in the light of the circumstances under which such statements are made).

Section 2.2 Underwritten Shelf Offering Requests.

(a) In the event that any Holder or group of Holders elects to dispose of Registrable Securities under a Registration Statement pursuant to an Underwritten Offering and reasonably expects gross proceeds of at least $150 million from such Underwritten Offering

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(including proceeds attributable to any Registrable Securities included in such Underwritten Offering by any Shelf Piggybacking Holders), the Company shall, at the request (a “Shelf Underwritten Offering Request”) of such Holder or Holders (in such capacity, a “Requesting Holder”), enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the underwriter or underwriters selected pursuant to Section 2.2(d) and shall take all such other reasonable actions as are requested by the Managing Underwriter of such Underwritten Offering and/or the Requesting Holders in order to expedite or facilitate the disposition of such Registrable Securities and, subject to Section 2.2(c), the Registrable Securities requested to be included by any Shelf Piggybacking Holder (a “Shelf Underwritten Offering”); provided, however, that the Company shall have no obligation to facilitate or participate in more than two Shelf Underwritten Offerings during any twelve-month period (and no more than one Shelf Underwritten Offering in any 90-day period).

(b) If the Company receives a Shelf Underwritten Offering Request, it will give written notice of such proposed Shelf Underwritten Offering to each Holder (other than the Requesting Holder) that, together with such Holder’s Affiliates, holds at least the Minimum Number of Registrable Securities, which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the related Underwritten Offering Filing and, if known, the number of shares of Class A Common Stock that are proposed to be included in such Shelf Underwritten Offering, and of such Holders’ rights under this Section 2.2(b). Such notice shall be given promptly (and in any event at least five Business Days before the filing of the Underwritten Offering Filing or two Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering); provided, that if the Shelf Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company and the Requesting Holder that the giving of notice pursuant to this Section 2.2(b) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Securities in such bought or overnight Underwritten Offering); and provided further, that the Company shall not so notify any such other Holder that has notified the Company (and not revoked such notice) requesting that such Holder not receive notice from the Company of any proposed Shelf Underwritten Offering. Each such Holder shall then have four Business Days (or one Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Holders received notice pursuant to this Section 2.2(b) to request inclusion of Registrable Securities in the Shelf Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and such other information as is reasonably required to effect the inclusion of such Registrable Securities) (any such Holder making such request, a “Shelf Piggybacking Holder”). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Shelf Underwritten Offering.

(c) If the Managing Underwriter of the Shelf Underwritten Offering shall inform the Company and the Requesting Holders in writing, with a copy to be provided upon request to any Shelf Piggybacking Holder, of its belief that the number of Registrable Securities requested to be included in such Shelf Underwritten Offering by the Shelf Piggybacking Holders (and any other shares of Class A Common Stock requested to be included by any other Persons having registration rights with respect to such offering), when added to the number of Registrable Securities proposed to be offered by the Requesting Holders, would materially

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adversely affect such offering, then the Company shall include in the applicable Underwritten Offering Filing, to the extent of the total number of Registrable Securities that the Company is so advised can be sold in such Shelf Underwritten Offering without so materially adversely affecting such offering (the “Section 2.2 Maximum Number of Shares”), Registrable Securities in the following priority:

(i) First, all Registrable Securities that the Requesting Holder and Shelf Piggybacking Holders requested to be included therein (the “Requesting Holder and Shelf Piggybacking Holders Securities”) (pro rata among the Requesting Holders and Shelf Piggybacking Holders based on the number of Registrable Securities each requested to be included; and

(ii) Second, to the extent that the number of Requesting Holder and Shelf Piggybacking Holders Securities is less than the Section 2.2 Maximum Number of Shares, the Class A Common Stock requested to be included by any other Persons having registration rights with respect to such offering, pro rata among such other Persons based on the number of Class A Common Stock each requested to be included.

(d) The Company shall propose three or more nationally prominent firms of investment bankers reasonably acceptable to the Company to act as the Managing Underwriter or as other underwriters in connection with such Shelf Underwritten Offering from which the holders of more than 50% of the Registrable Securities to be so offered shall select the Managing Underwriter and the other underwriters. The Requesting Holders shall determine the pricing of the Registrable Securities offered pursuant to any Shelf Underwritten Offering and the applicable underwriting discounts and commissions and determine the timing of any such Shelf Underwritten Offering, subject to Section 2.3.

Section 2.3 Delay and Suspension Rights. Notwithstanding any other provision of this Agreement, the Company may (i) delay filing or effectiveness of a Shelf Registration Statement (or any amendment thereto) or effecting a Shelf Underwritten Offering or (ii) suspend the Holders’ use of any prospectus that is a part of a Shelf Registration Statement upon written notice to each Holder whose Registrable Securities are included in such Shelf Registration Statement (provided that in no event shall such notice contain any material non-public information regarding the Company) (in which event such Holder shall discontinue sales of Registrable Securities pursuant to such Registration Statement but may settle any then-contracted sales of Registrable Securities), in each case for a period of up to 60 days, if the Board determines (A) that such delay or suspension is in the best interest of the Company and its stockholders generally due to a pending financing or other transaction involving the Company, including a proposed sale of Class A Common Stock pursuant to a Company Registration, (B) that such registration or offering would render the Company unable to comply with applicable securities laws or (C) that such registration offering would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential (any such period, a “Suspension Period”); provided, however, that in no event shall any Suspension Periods collectively exceed an aggregate of 120 days in any twelve-month period.

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Section 2.4 Piggyback Registration Rights.

(a) Subject to Section 2.4(c), if the Company at any time proposes to file an Underwritten Offering Filing for an Underwritten Offering of shares of Class A Common Stock for its own account or for the account of any other Persons who have or have been granted registration rights (a “Piggyback Underwritten Offering”), it will give written notice of such Piggyback Underwritten Offering to each Holder that, together with such Holder’s Affiliates, holds at least the Minimum Number of Registrable Securities, which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the Underwritten Offering Filing and, if known, the number of shares of Class A Common Stock that are proposed to be included in such Piggyback Underwritten Offering, and of such Holders’ rights under this Section 2.4(a). Such notice shall be given promptly (and in any event at least five Business Days before the filing of the Underwritten Offering Filing or two Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering); provided, that if the Piggyback Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company that the giving of notice pursuant to this Section 2.4(a) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Securities in such bought or overnight Underwritten Offering). Each such Holder shall then have four Business Days (or one Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Holders received notice pursuant to this Section 2.4(a) to request inclusion of Registrable Securities in the Piggyback Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and such other information as is reasonably required to effect the inclusion of such Registrable Securities) (any such Holder making such request, a “Piggybacking Holder”). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Piggyback Underwritten Offering. Subject to Section 2.4(c), the Company shall use its commercially reasonable efforts to include in the Piggyback Underwritten Offering all Registrable Securities that the Company has been so requested to include by the Piggybacking Holders; provided, however, that if, at any time after giving written notice of a proposed Piggyback Underwritten Offering pursuant to this Section 2.4(a) and prior to the execution of an underwriting agreement with respect thereto, the Company or such other Persons who have or have been granted registration rights, as applicable, shall determine for any reason not to proceed with or to delay such Piggyback Underwritten Offering, the Company shall give written notice of such determination to the Piggybacking Holders (which such Holders will hold in strict confidence) and (i) in the case of a determination not to proceed, shall be relieved of its obligation to include any Registrable Securities in such Piggyback Underwritten Offering (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay, shall be permitted to delay inclusion of any Registrable Securities for the same period as the delay in including the shares of Class A Common Stock to be sold for the Company’s account or for the account of such other Persons who have or have been granted registration rights, as applicable.

(b) Each Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggyback Underwritten Offering at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company of its request to withdraw. Any Holder may deliver written notice (an “Opt-Out Notice”) to the

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Company requesting that such Holder not receive notice from the Company of any proposed Piggyback Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from an Holder (unless subsequently revoked), the Company shall not, and shall not be required to, deliver any notice to such Holder pursuant to this Section 2.4 and such Holder shall no longer be entitled to participate in any Piggyback Underwritten Offering.

(c) If the Managing Underwriter of the Piggyback Underwritten Offering shall inform the Company, of its belief that the number of Registrable Securities requested to be included in such Piggyback Underwritten Offering, when added to the number of shares of Class A Common Stock proposed to be offered by the Company or such other Persons who have or have been granted registration rights (and any other shares of Class A Common Stock requested to be included by any other Persons having registration rights on parity with the Piggybacking Holders with respect to such offering), would materially adversely affect such offering, then the Company shall include in such Piggyback Underwritten Offering, to the extent of the total number of securities which the Company is so advised can be sold in such offering without so materially adversely affecting such offering (the “Section 2.4 Maximum Number of Shares”), shares of Class A Common Stock in the following priority:

(i) First, if the Piggyback Underwritten Offering is for the account of the Company, all shares of Class A Common Stock that the Company proposes to include for its own account (the “Company Securities”) or, if the Piggyback Underwritten Offering is for the account of any other Persons who have or have been granted registration rights, all shares of Class A Common Stock that such Persons propose to include (the “Other Securities”); and

(ii) Second, if the Piggyback Underwritten Offering is for the account of the Company, to the extent that the number of Company Securities is less than the Section 2.4 Maximum Number of Shares, the shares of Class A Common Stock requested to be included by the Piggybacking Holders and holders of any other shares of Class A Common Stock requested to be included by Persons having rights of registration on parity with the Piggybacking Holders with respect to such offering, pro rata among the Piggybacking Holders and such other holders based on the number of shares of Class A Common Stock each requested to be included and, if the Piggyback Underwritten Offering is for the account of any other Persons who have or have been granted registration rights, to the extent that the number of Other Securities is less than the Section 2.4 Maximum Number of Shares, the shares of Class A Common Stock requested to be included by the Piggybacking Holders, pro rata among the Piggybacking Holders.

(d) The Company or other Persons who have or have been granted registration rights, as applicable, shall select the underwriters in any Piggyback Underwritten Offering and shall determine the pricing of the shares of Class A Common Stock offered pursuant to any Piggyback Underwritten Offering, the applicable underwriting discounts and commissions and the timing of any such Piggyback Underwritten Offering.

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Section 2.5 Participation in Underwritten Offerings.

(a) In connection with any Underwritten Offering contemplated by Section 2.2 or Section 2.4, the underwriting agreement into which each Selling Holder and the Company shall enter into shall contain such representations, covenants, indemnities (subject to Article III) and other rights and obligations as are customary in Underwritten Offerings of securities by the Company. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law.

(b) Any participation by Holders in a Piggyback Underwritten Offering shall be in accordance with the plan of distribution of the Company.

(c) In connection with any Piggyback Underwritten Offering in which any Holder has the right to include Registrable Securities pursuant to Section 2.4, such Holder agrees (A) to supply any information reasonably requested by the Company in connection with the preparation of a Registration Statement and/or any other documents relating to such registered offering and (B) to execute and deliver any agreements and instruments being executed by all holders on substantially the same terms reasonably requested by the Company or the Managing Underwriter, as applicable, to effectuate such registered offering, including, without limitation, underwriting agreements (subject to Section 2.5(a)), custody agreements, lock-ups, “hold back” agreements pursuant to which such Holder agrees not to sell or purchase any securities of the Company for the same period of time following the registered offering as is agreed to by the Company and the other participating holders, powers of attorney and questionnaires.

(d) If the Company or Managing Underwriter, as applicable, requests that the Holders take any of the actions referred to in paragraph (B) of Section 2.5(c), the Holders shall take such action promptly but in any event within three (3) Business Days following the date of such request.

Section 2.6 Registration Procedures.

(a) In connection with its obligations under this Article II, the Company will:

(i) promptly prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(ii) furnish to each Selling Holder such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including without limitation all exhibits), such number of copies of the prospectus contained in such Registration Statement (including without limitation each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

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(iii) if applicable, use commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iii) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(iv) in connection with an Underwritten Offering, use all commercially reasonable efforts to provide to each Selling Holder a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company, in each case that have been provided to the Managing Underwriter in connection with the Underwritten Offering;

(v) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(vi) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and shall furnish to each such seller at least the Business Day prior to the filing thereof a copy of any amendment or supplement to such Registration Statement or prospectus;

(vii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(viii) cause all Registrable Securities covered by such Registration Statement to be listed on any securities exchange on which the Class A Common Stock is then listed; and

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(ix) enter into such customary agreements and take such other actions as the Holder or Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

(b) Each Holder agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.6(a)(v), such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.6(a)(v) as filed with the Commission or until it is advised in writing by the Company that the use of such Registration Statement may be resumed, and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. The Company may provide appropriate stop orders to enforce the provisions of this Section 2.6(b).

Section 2.7 Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in any Registration Statement or Underwritten Offering if such Holder has failed to timely furnish such information that the Company determines, after consultation with its counsel, is reasonably required in order for any registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.8 Restrictions on Public Sale by Holders. Each Holder agrees not to effect any public sale or distribution of Registrable Securities for a period of up to 30 days following completion of an Underwritten Offering of equity securities by the Company; provided that (i) the Company gives written notice to such Holder of the date of the commencement and termination of such period with respect to any such Underwritten Offering and (ii) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters of such public sale or distribution on the Company or on the officers or directors or any other shareholder of the Company on whom a restriction is imposed; provided further, that this Section 2.8 shall not apply to any Holder that, (i) together with such Holder’s Affiliates, holds less than 5% of the Company’s outstanding Class A Common Stock or (ii) has delivered (and not revoked) an Opt-Out Notice to the Company.

Section 2.9 Expenses. The Company shall be responsible for all Registration Expenses incident to its performance of or compliance with its obligations under this Article II. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

Section 2.10 Other Registration Rights. From and after the date hereof, the Company shall not, without the prior written consent of the Majority Holders, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company for such Holders on a basis other than pari passu with, or expressly subordinate to, the piggyback rights of the Holders hereunder; provided, that in no event shall the Company enter into any agreement that would permit another holder of securities of the Company to participate on a pari passu basis (in terms of priority of cut-back based on advice of

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underwriters) with a Requesting Holder in a Shelf Underwritten Offering. The Holders acknowledge that the piggyback rights with respect to shares of Class A Common Stock granted to certain persons pursuant to the Amended and Restated Registration Rights Agreement dated May 29, 2014, as amended, by and among the Company, PE LLC and the Owners (as defined therein) shall rank pari passu with the piggyback rights of the Holders hereunder.

ARTICLE III

INDEMNIFICATION AND CONTRIBUTION

Section 3.1 Indemnification by the Company. The Company will indemnify and hold harmless each Selling Holder, its officers and directors and each Person (if any) that controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, costs and expenses (including attorneys’ fees) (“Losses”) caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statement is made), provided, however, that such indemnity shall not apply to that portion of such Losses caused by, or arising out of, any untrue statement, or alleged untrue statement or any such omission or alleged omission, to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Holder expressly for use therein.

Section 3.2 Indemnification by the Holders. Each Holder agrees to indemnify and hold harmless the Company, its officers and directors and each Person (if any) that controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statement is made), only to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of such Holder expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus.

Section 3.3 Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 3.1 or Section 3.2, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this

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Article III, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice), and the Indemnifying Party shall be entitled to participate in such proceeding and, unless in the reasonable opinion of outside counsel to the Indemnified Party a conflict of interest between the Indemnified Party and Indemnifying Party may exist in respect of such claim, to assume the defense thereof jointly with any other Indemnifying Party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the Indemnifying Party fails to assume the defense or employ counsel reasonably satisfactory to the Indemnified Party, (ii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction, except to the extent any Indemnified Party or Parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other Indemnified Parties or to the extent representation of all Indemnified Parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the Indemnifying Party shall be liable for any expenses therefor. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

Section 3.4 Contribution.

(a) If the indemnification provided for in this Article III is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities in respect of which indemnity is to be provided hereunder, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company (on the one hand) and an Holder (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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(b) The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Article III were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 3.4(a). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 3.4(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article III, no Holder shall be liable for indemnification or contribution pursuant to this Article III for any amount in excess of the net proceeds of the offering received by such Holder, less the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE IV

RULE 144

With a view to making available the benefits of certain rules and regulations of the Commission that may permit the resale of the Registrable Securities without registration, the Company agrees to use its commercially reasonable efforts to:

(a) make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b) file with the Commission in a timely manner all reports and other documents required of the Partnership under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c) so long as a Holder owns any Registrable Securities, furnish (i) to the extent accurate, forthwith upon request, a written statement of the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act and (ii) unless otherwise available via the Commission’s EDGAR filing system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

ARTICLE V

RESTRICTIONS ON TRANSFER; LEGENDS; TRANSFER OF RIGHTS

Section 5.1 Restrictions on Transfer.

(a) Each Holder agrees that, prior to the Lock-Up Expiration Date, without the prior written consent of the Company, it will not directly or indirectly Transfer all or any part of the Units, the Class B Shares or the Class A Shares or any right or economic interest pertaining thereto, including the right to vote or consent on any matter or to receive or have any economic interest in PE LLC or the Company pursuant thereto (the foregoing restrictions are hereinafter referred to as the “Lock-Up Restrictions”).

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(b) Notwithstanding the foregoing, the Lock-Up Restrictions shall not apply to (A) any Transfer to a Permitted Transferee, (B) any exchange of Units and Class B Shares for Class A Shares pursuant to the terms of the PE LLC Agreement, or (C) any Transfer pursuant to any merger, consolidation or other business combination of the Company.

Section 5.2 Share Legend.

(a) Each certificate or book-entry notation representing the Units, the Class B Shares or the Class B Shares shall (unless otherwise permitted by the provisions of Section 5.2(b)) bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

(b) The legend on any shares of Class A Common Stock covered by this Agreement shall be removed if (A) such shares of Class A Common Stock are sold pursuant to an effective registration statement, (B) a registration statement covering the resale of such shares of Class A Common Stock is effective under the Securities Act and the applicable holder of such share of Class A Common Stock delivers to the Company a representation letter agreeing that such shares of Class A Common Stock will be sold under such effective registration statement, (C) if such shares of Class A Common Stock may be sold by the holder thereof free of restrictions pursuant to Rule 144(b) under the Securities Act, or (D) such shares of Class A Common Stock are being sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, that with respect to clause (C) or (D) above, the holder of such shares of Class A Common Stock has provided all necessary documentation and evidence (which may include an opinion of counsel) as may reasonably be required by the Company to confirm that the legend may be removed under applicable securities law. The Company shall cooperate with the applicable holder of Class A Common Stock covered by this Agreement to effect removal of the legend on such shares pursuant to this Section 5.2(b) as soon as reasonably practicable after delivery of notice from such holder that the conditions to removal are satisfied (together with any documentation required to be delivered by such holder pursuant to the immediately preceding sentence). The Company shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 5.2(b); provided, that the applicable holder shall be responsible for all legal fees and expenses of counsel incurred by such holder with respect to delivering the legal opinion to the Company.

Section 5.3 Transfer of Rights. The rights to registration and other rights under this Agreement may be assigned to a Transferee of Registrable Securities if (i) such Transferee is a Permitted Transferee or (ii) such Transferee is acquiring at least the Minimum Number of Registrable Securities and such Transferee has delivered to the Company a duly executed Adoption Agreement.

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ARTICLE VI

MISCELLANEOUS

Section 6.1 Termination. This Agreement shall terminate, and the parties shall have no further rights or obligations hereunder on (a) the tenth anniversary of the date hereof or (b) as to any Holder, on such earlier date on which both (i) such Holder, together with such Holder’s Affiliates, owns less than 2,000,000 Registrable Securities and (ii) all Registrable Securities owned by such Holder and such Holder’s Affiliates may be sold without restriction pursuant to Rule 144 under the Securities Act.

Section 6.2 Severability. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

Section 6.3 Governing Law; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws that would direct the application of the laws of another jurisdiction.

(b) THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT. FURTHER, NOTHING HEREIN SHALL DIVEST A COURT OF COMPETENT JURISDICTION OF THE RIGHT AND POWER TO GRANT A TEMPORARY RESTRAINING ORDER, TO GRANT TEMPORARY INJUNCTIVE RELIEF, OR TO COMPEL SPECIFIC PERFORMANCE OF ANY DECISION OF AN ARBITRAL TRIBUNAL MADE PURSUANT TO THIS PROVISION.

Section 6.4 Adjustments Affecting Registrable Securities. The provisions of this Agreement shall apply to any and all shares of capital stock of the Company or any successor or assignee of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution for the Class A Shares, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise in such a manner and with such appropriate adjustments as to reflect the intent and meaning of the provisions hereof and so that the rights, privileges, duties and obligations hereunder shall continue with respect to the capital stock of the Company as so changed.

Section 6.5 Binding Effects; Benefits of Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and each Holder and its successors and assigns. Except as provided in Section 5.3, neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned or transferred, by operation of law or otherwise, by any Holder without the prior written consent of the Company.

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Section 6.6 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given if (i) personally delivered or sent by telecopier, (ii) sent by nationally recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

(a)	If to the Company, to:

Parsley Energy, Inc.

303 Colorado Street

Suite 3000

Attention: Colin Roberts, Executive Vice President – General Counsel

Telephone: (737) 704-2315

Email: croberts@parsleyenergy.com

with copies to:

Bracewell LLP

711 Louisiana Street, Suite 2300

Houston, Texas 77002

Attention: W. James McAnelly III

Telephone: 713-221-1194

Email: James.McAnelly@bracewelllaw.com

(b) If to an Initial Holder, to the address of such Initial Holder as it appears on such Initial Holder’s signature page attached hereto or such other address as may be designated in writing by such Holder; and

(c) If to any other Holders, to their respective addresses set forth on the applicable Adoption Agreement;

or to such other address as the party to whom notice is to be given may have furnished to such other party in writing in accordance herewith. Any such communication shall be deemed to have been received (a) when delivered, if personally delivered or sent by telecopier, (b) the next Business Day after delivery, if sent by nationally recognized, overnight courier and (c) on the third (3rd) Business Day following the date on which the piece of mail containing such communication is posted, if sent by first-class mail.

Section 6.7 Modification; Waiver. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Company and the Majority Holders. No course of dealing between the Company and the Holders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 6.8 Entire Agreement. Except as otherwise expressly provided herein, this Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith.

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Section 6.9 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts taken together shall constitute but one agreement.

[signature page follows]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its undersigned duly authorized representative as of the date first written above.

PARSLEY ENERGY, INC.

By:	/s/ Bryan Sheffield
Name:	Bryan Sheffield
Title:	Chief Executive Officer

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

ANRP DOUBLE EAGLE ENERGY HOLDINGS II, L.P.

By:	Apollo ANRP Advisors (APO DC), L.P., its General Partner

By:	Apollo ANRP Advisors (APO DC-GP), LLC, its General Partner

By:	/s/ Christopher R. Gruszczynski
Name:	Christopher R. Gruszczynski
Title:	Vice President

ANRP II DOUBLE EAGLE ENERGY HOLDINGS II, L.P.

By:	Apollo ANRP Advisors II (APO DC), L.P., its General Partner

By:	Apollo ANRP Advisors II (APO DC-GP), LLC, its General Partner

By:	/s/ Christopher R. Gruszczynski
Name:	Christopher R. Gruszczynski
Title:	Vice President

Address:
Contact Person: Christopher R. Gruszczynski
Telephone No:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

VERITAS ENERGY PARTNERS HOLDINGS, LLC

By:	/s/ Hollis R. Sullivan
Name:	Hollis R. Sullivan
Title:	Chief Executive Officer

Address:
Contact Person: Chad Skiles
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

SELLERS 2015 FAMILY TRUST

By:	/s/ John A. Sellers
Name:	John A. Sellers
Title:	Trustee

JOHN A. SELLERS FAMILY LIMITED PARTNERSHIP

By:	John A. Sellers, LLC, its general partner

By:	/s/ John A. Sellers
Name:	John A. Sellers
Title:	Manager

Address:
Contact Person: John A. Sellers
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

CAMPBELL 2015 FAMILY TRUST

By:	/s/ Cody C. Campbell
Name:	Cody C. Campbell
Title:	Trustee

CODY C. CAMPBELL FAMILY LIMITED PARTNERSHIP

By:	Cody C. Campbell, LLC, its general partner

By:	/s/ Cody C. Campbell
Name:	Cody C. Campbell
Title:	Manager

Address:
Contact Person: Cody C. Campbell
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Blake Allen Carpenter
Name:	Blake Allen Carpenter

THE BLAKE AND CASEY CARPENTER FAMILY IRREVOCABLE ASSET TRUST

By:	/s/ Blake Allen Carpenter
Name:	Blake Allen Carpenter
Title:	Trustee

Address:
Contact Person: Blake Carpenter
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

JOSHUA A. GREGG LIVING TRUST

By:	/s/ Joshua Alan Gregg
Name:	Joshua Alan Gregg
Title:	Trustee

Address:
Contact Person: Josh Gregg
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Mark Autry
Name:	Mark Autry

Address:
Contact Person: Mark Autry
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Alexis Carol Blair
Name:	Alexis Carol Blair

Address:
Contact Person: Alexis Carol Blair
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Joseph Brosig
Name:	Joseph Brosig

Address:
Contact Person: Joseph Brosig
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Stephanie Currie
Name:	Stephanie Currie

Address:
Contact Person: Stephanie Currie
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Seth Graham
Name:	Seth Graham

Address:
Contact Person: Seth Graham
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ W. Stewart Gunn
Name:	W. Stewart Gunn

Address:
Contact Person: Stewart Gunn
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Matthew Hogg
Name:	Matthew Hogg

Address:
Contact Person: Matthew Hogg
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ AnnMarie Koons
Name:	AnnMarie Koons

Address:
Contact Person: AnnMarie Koons
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Kyle Kulig
Name:	Kyle Kulig

Address:
Contact Person: Kyle Kulig
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Robert Lange
Name:	Robert Lange

Address:
Contact Person: Robert Lange
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Garrett Martin
Name:	Garrett Martin

Address:
Contact Person: Garrett Martin
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Jonathon McCartney
Name:	Jonathon McCartney

Address:
Contact Person: Jonathon McCartney
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ David Rader
Name:	David Rader

Address:
Contact Person: David Rader
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Courtney Reese
Name:	Courtney Reese

Address:
Contact Person: Courtney Reese
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Paul Richardson
Name:	Paul Richardson

Address:
Contact Person: Paul Richardson
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ J. Parker Scheideman
Name:	J. Parker Scheideman

Address:
Contact Person: Parker Scheideman
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Richard Burnett
Name:	Richard Burnett

Address:
Contact Person: Richard Burnett
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Sean Earwood
Name:	Sean Earwood

Address:
Contact Person: Sean Earwood
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Matt Blackstock
Name:	Matt Blackstock

Address:
Contact Person: Matt Blackstock
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Ross Smith
Name:	Ross Smith

Address:
Contact Person: Ross Smith
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

By:	/s/ Joseph Tidwell
Name:	Joseph Tidwell

Address:
Contact Person: Joe Tidwell
Telephone Number:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

MTP ENERGY MASTER FUND LTD

By:	MTP Energy Management LLC
Its:	Investment Advisor

By:	Magnetar Financial LLC
Its:	Sole Member

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

Address:
Contact Person: Chief Legal Officer
Telephone No:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

MTP ENERGY OPPORTUNITIES FUND II LLC

By:	MTP Energy Management LLC
Its:	Managing Member

By:	Magnetar Financial LLC
Its:	Sole Member

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

Address:
Contact Person: Chief Legal Officer
Telephone No:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

MTP EOF II IP LLC

By:	MTP Energy Management LLC
Its:	Managing Member

By:	Magnetar Financial LLC
Its:	Sole Member

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

Address:
Contact Person: Chief Legal Officer
Telephone No:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

MTP ENERGY DE LLC

By:	Magnetar Financial LLC
Its:	Manager

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

Address:
Contact Person: Chief Legal Officer
Telephone No:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

MTP ENERGY OPPORTUNITIES FUND I LLC

By:	MTP Energy Management LLC
Its:	Managing Member

By:	Magnetar Financial LLC
Its:	Sole Member

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

Address:
Contact Person: Chief Legal Officer
Telephone No:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

ASTRUM PARTNERS LLC, SERIES XIV

By:	Magnetar Financial LLC
Its:	Manager

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

Address:
Contact Person: Chief Legal Officer
Telephone No:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

MTP HOLDINGS CORP 2

By:	/s/ Adam Daley
Name:	Adam Daley
Title:	Director

Address:
Contact Person: Chief Legal Officer
Telephone No:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

MTP HOLDINGS CORP 14

By:	/s/ Adam Daley
Name:	Adam Daley
Title:	Director

Address:
Contact Person: Chief Legal Officer
Telephone No:
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

TRIANGLE PEAK PARTNERS II, LP

By: Triangle Peak Partners II General Partner, LLC
Its: General Partner

By:	/s/ Michael C. Morgan
Name:	Michael C. Morgan
Title:	Manager

Address:
Contact Person: Michael C. Morgan
Telephone No :
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

TPP II ANNEX FUND, LP

By: Triangle Peak Partners II General Partner, LLC
Its: General Partner

By:	/s/ Michael C. Morgan
Name:	Michael C. Morgan
Title:	Manager

Address:
Contact Person: Michael C. Morgan
Telephone No :
Email:

SIGNATURE PAGE TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned transferee (“Transferee”) pursuant to the terms of the Registration Rights and Lock-Up Agreement, dated as of April 20, 2017, between Parsley Energy, Inc. (the “Company”) and the Holders party thereto (as amended from time to time, the “Registration Rights and Lock-Up Agreement”). Terms used and not otherwise defined in this Adoption Agreement have the meanings set forth in the Registration Rights and Lock-Up Agreement.

By the execution of this Adoption Agreement, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain shares of Class A Common Stock of the Company (or Units of Parsley Energy, LLC and shares of Class B Common Stock of the Company), subject to the terms and conditions of Registration Rights and Lock-Up Agreement, among the Company and the Holder Rights party thereto.

2. Agreement. Transferee (i) agrees that the shares of Class A Common Stock of the Company (or Units of Parsley Energy, LLC and shares of Class B Common Stock of the Company) acquired by Transferee shall be bound by and subject to the terms of the Registration Rights and Lock-Up Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Registration Rights and Lock-Up Agreement with the same force and effect as if he, she or it were originally a party thereto.

3. Notice. Any notice required as permitted by the Registration Rights and Lock-Up Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Class A Common Stock and other securities referred to above and in the Registration Rights and Lock-Up Agreement, to the terms of the Registration Rights and Lock-Up Agreement.

Signature:

A-1